Exhibit 32.2

CERTIFICATION OF DISCLOSURE PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jean Jin, Chief Financial Officer of Gold Rock Resources, Inc., certify pursuant to 18 U.S.C. Section 1350 as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report on Form 10-KSB for the annual period ended April 30, 2007 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Goldrock Resources, Inc.

Gold Rock Resources, Inc.

Date: July 26, 2007	By:	/s/ Jean Jin
Jean Jin
Title Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Goldrock Resources, Inc. and will be retained Goldrock Resources, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.